Exhibit 10.1

STOCK PURCHASE AGREEMENT

by and among

EAGLE BULK SHIPPING INC.

and

THE PARTIES LISTED ON SCHEDULE 1 HERETO

Dated as of December 13, 2016

Stock Purchase Agreement

This Stock Purchase Agreement (this “Agreement”) is made and entered into as of December 13, 2016, by and among Eagle Bulk Shipping Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”), and the Investors listed on Schedule 1 (each, an “Investor,” and collectively, the “Investors”).

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, a number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in the amounts listed on Schedule 1 (the “Securities”), subject to the terms and conditions set forth in this Agreement; and

WHEREAS, in order to permit the issuance of the Securities, the Company deems it advisable and in its best interests to seek the approval of the holders of its Common Stock pursuant to Article EIGHTH of the Third Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”) to issue the Securities pursuant to this Agreement as required by NASDAQ Marketplace Rule 5635(d) (such approval, the “Shareholder Approval”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors, severally and not jointly, hereby agree as follows:

1.            Definitions. As used in this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings specified or referred to in this Section 1:

“Affiliate” means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Court Order” means any judgment, order, award or decree of any foreign, federal, state, local or other court or administrative or regulatory body and any award in any arbitration proceeding.

“Environmental Law” means any law relating to pollution or protection of the environment, to the carriage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material, to the extent applicable.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Environmentally Sensitive Material” means oil, oil products and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.

“Encumbrance” means any lien (statutory or other), encumbrance, claim, charge, security interest, mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale or other title retention agreement, preference, priority or other security agreement or preferential arrangement of any kind or nature, and any easement, encroachment, covenant, restriction, right of way, defect in title or other encumbrance of any kind.

“Governmental Body” means any foreign, federal, state, local or other government, governmental, statutory or administrative authority or regulatory body, self-regulatory organization or any court, tribunal or judicial or arbitral body.

“Person” means any individual, partnership, corporation, limited liability company, association, joint venture, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

“Requirements of Law” means any applicable foreign, federal, state and local laws, statutes, regulations, rules, codes, ordinances, Court Orders and requirements enacted, adopted, issued or promulgated by any Governmental Body or common law or any applicable consent decree or settlement agreement entered into with any Governmental Body.

“SEC Reports” means, collectively, all reports of the Company required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof. The term “SEC Reports” shall not include the Proxy Statement (as defined herein).

“Subsidiary” means any corporation or other entity in which the Company owns or controls more than fifty percent (50%) of (i) the equity interests or (ii) the voting power of the voting equity securities of any such corporation or other entity.

2.            Subscription. Subject to the terms and conditions hereof, each Investor hereby irrevocably subscribes for the Securities set forth on Schedule 1 for the aggregate purchase price set forth on Schedule 1 (the aggregate purchase price of such Securities, the “Purchase Price”), which is payable as described in Section 4. The obligations of each Investor hereunder are several and not joint. Each Investor acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Agreement.

3.            Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject any Investor subscription (each, a “Subscription” and collectively, the “Subscriptions”), in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when this Agreement is signed by a duly authorized officer of the Company and delivered to such Investor. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any Person who is a resident of a jurisdiction in which the issuance of Securities to such Person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

4.            Payment and Settlement.

(a)     Signing. On or before 2:00 p.m., New York City time, on December 12, 2016, each Investor shall deliver to the Company a copy of this Agreement executed by a duly authorized officer of such Investor along with its Investor Questionnaire contained in Appendix A. The Company shall indicate its acceptance of such Subscription by providing each Investor with a countersigned copy of this Agreement on or before 5:00 p.m. New York City time on December 13, 2016 (such date, the “Signing Date”).

(b)     Funding. On or prior to 4:00 p.m. New York City time on December 14, 2016 (the “Funding Date”), each Investor shall make payment for its Subscription to DNB Bank ASA as escrow agent (the “Escrow Agent”), by wire transfer of immediately available funds or other means approved by the Escrow Agent and the Company in the amount set forth on Schedule 1 under the column “Aggregate Purchase Price to be Paid” (such amount, the “Escrowed Funds”), it being understood that any fees or deductions to any intermediary institutions in connection with the wiring of funds by any Investor to the Escrow Agent shall be the responsibility of the Investor such that the Escrow Agent receives funds from each Investor equal to the amount required to paid by each Investor. Upon receipt by the Escrow Agent, the Escrowed Funds will be placed in a non-interest bearing escrow account pursuant to an escrow agreement (the “Escrow Agreement”) entered into by and among Fearnley Securities, Inc. (“Fearnley”), as representative of the Investors (solely for purposes of the Escrow Agreement), the Company and the Escrow Agent, prior to the Funding Date in a form to be reasonably agreed to by and among Fearnley, the Company and the Escrow Agent.

(c)     Closing. Subject to the termination provisions set forth in Section 10, the closing of the transactions contemplated hereby (the “Closing”) shall occur on the third business day after the satisfaction or waiver of all of the conditions to closing set forth in Sections 8 and 9 (other than those conditions that by their nature are satisfied at the Closing), including the effectiveness of the Shareholder Approval; or at such other time and date to be agreed between the Company and the Investors purchasing a majority of the Securities (such date and time of delivery and payment for the Securities being herein called, the “Closing Date”).

(d)     Settlement. At the Closing, to effect the purchase and sale of the Securities, (i) the Escrow Agent shall pay to the Company the Escrowed Funds by wire transfer in immediately available U.S. federal funds to the account designated by the Company in writing in accordance with the terms of the Escrow Agreement (such payment to constitute payment in full by each Non-Defaulting Investor (as defined below) for its Subscription), and (ii) the Company and each Investor shall deliver all other documents and certificates as required by this Agreement. After the Closing, the Company shall cause the Company’s transfer agent to deliver (under the transfer agent’s standard procedures) to each Non-Defaulting Investor, confirmation of recordation, in book-entry form, of the Securities with the Company’s transfer agent, such recordation to include a notation, in the form set forth in Section 7(h), that the Securities were sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

(e)     Defaulting Investor. If any Investor defaults in any of its obligations hereunder or is unable or unwilling to proceed with the Closing of the transactions under this Agreement, such Investor (a “Defaulting Investor”) shall notify the Company and each other Investor (each, a “Non-Defaulting Investor”) within five (5) business days prior to the date of the Special Meeting, the Non-Defaulting Investors may make arrangements reasonably satisfactory to the Company for the purchase of the Securities that were to be purchased by the Defaulting Investor by any of the Non-Defaulting Investors or by any other Person reasonably acceptable to the Company; provided, that such arrangements and purchase by any Non-Defaulting Investor or other Person shall in no way relieve such Defaulting Investor of any liability under this Agreement. Notwithstanding anything to the contrary herein, the Company may proceed with the Closing with any Non-Defaulting Investors and/or any other Person that pursuant to the previous sentence has agreed to purchase the Defaulting Investor(s) Subscriptions.

5.            Representations and Warranties of the Company. As of each of the Signing Date and the Closing Date, the Company represents and warrants that:

(a)     Organization. The Company and each of the Subsidiaries is duly incorporated or formed and validly existing and in good standing under the law of its jurisdiction of incorporation or formation. The Company and each of the Subsidiaries is duly qualified and in good standing as a foreign company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to be so qualified or licensed, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the business, properties, financial condition, results of operations, or prospects of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

(b)     Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and, after giving effect to the Shareholder Approval, to perform its obligations hereunder in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c)          No Violation; Consents and Approvals. The execution and delivery by the Company of this Agreement does not, and the consummation by the Company of any of the transactions contemplated hereby and compliance by the Company with the terms, conditions and provisions hereof (including the offer and sale of the Securities by the Company) will not:

(i)     after giving effect to the Shareholder Approval, conflict with, violate, result (with the giving of notice or passage of time or both) in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the assets or properties of the Company or any Subsidiary under (A) the articles of incorporation or certificate of formation or the by-laws or limited liability company agreement, each as applicable, of the Company or any Subsidiary, (B) any note, instrument, agreement, contract, mortgage, lease, license, franchise, guarantee, permit or other authorization, right, restriction or obligation to which the Company or any Subsidiary is a party or any of their respective assets or properties is subject or by which the Company or any Subsidiary is bound, (C) any Court Order to which the Company or any Subsidiary is a party or any of their respective assets or properties is subject or by which the Company or any Subsidiary is bound, or (D) any Requirements of Law applicable to the Company or any Subsidiary or any of their respective assets or properties; or

(ii)     require the approval, consent, authorization or act of, or the making by the Company or any Subsidiary of any declaration, filing or registration with, any Person, including under the Securities Act or State Securities Laws, except for the Shareholder Approval and the filing of the Proxy Statement, the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the filing of a notice of an exempt offering on Form D for the transactions contemplated by this Agreement.

(d)         Capitalization. As of the Signing Date, the authorized capital stock of the Company consists of seven hundred and twenty-five million (725,000,000) shares of stock consisting of seven hundred million (700,000,000) shares of Common Stock and twenty-five million (25,000,000) shares of preferred stock, par value US$.01 per share, of which 48,106,827 shares were issued and outstanding as of October 20, 2016, and all such outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. After giving effect to the Shareholder Approval, the Securities will be duly authorized, and when issued in accordance with this Agreement, (i) will be validly issued, fully paid and non-assessable and will be free and clear of any Encumbrances (other than, with respect to any Investor, any Encumbrances created by or through such Investor and restrictions on transfer imposed by the Securities Act, and applicable State Securities Laws) and each Investor will have good title thereto and (ii) will not have been issued in violation of any preemptive or subscription rights and, except for the anti-dilution provisions in the Company’s outstanding warrants and equity awards issued or to be issued under the Company’s 2014 Equity Incentive Plan and 2016 Equity Incentive Plan, will not result in the anti-dilution provisions of any security of the Company becoming applicable.

(e)          Compliance with Laws.

(i)     The Company and each of the Subsidiaries is in compliance with all laws and regulatory requirements to which it is subject, including U.S. sanctions laws and the Foreign Corrupt Practices Act, 15 U.S.C. §78 et seq., as it may be amended from time to time, except for such non-compliance that (A) could not reasonably be expected to have a Material Adverse Effect or (B) occurs as a direct result of any proceedings or investigations directly with respect to the matters described under the section “Legal Proceedings” under Note 6 to the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC for the period ended September 30, 2016.

(ii)     The Company shall not directly or, to the best of the Company’s knowledge (after due and careful inquiry) indirectly, use the proceeds of the sale of the Securities to be issued pursuant to this Agreement, or lend, contribute or otherwise make available such proceeds directly or, to the best of the Company’s knowledge (after due and careful inquiry) indirectly, to any subsidiary, joint venture partner or other person in any manner or for any purpose prohibited by U.S. economic or trade sanctions.

(f)         Private Offering. No form of general solicitation or general advertising was used by the Company, or to the knowledge of the Company, its authorized representatives, in connection with the offer or sale of the Securities to be issued under this Agreement. Assuming the accuracy of the representations and warranties of the Investors contained in Section 6, the issuance and sale of the Securities pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption. The Company agrees that neither it, nor, anyone authorized to act on its behalf, shall offer to sell the Securities to be issued under this Agreement or any other securities of the Company so as to require the registration of the Securities being offered hereby pursuant to the provisions of the Securities Act or any State Securities Laws or “blue sky” laws, unless the offer and sale of the Securities to be issued under this Agreement or such other securities is so registered. Neither the Company nor to its knowledge any Affiliate of the Company, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(g)         No Restrictions on Common Stock. Except as expressly set forth in SEC Reports, (i) no Person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company and (ii) no Person has any purchase option, call option, preemptive rights, resale rights, subscription rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company.

(h)     No Manipulation. The Company has not taken and will not, in violation of applicable law, take any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of its stock to facilitate the sale or resale of the Securities.

(i)     Independent Auditors. Each of (i) Deloitte & Touche LLP, whose audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2015 is included in the applicable SEC Report, and (ii) PricewaterhouseCoopers LLP, whose audit report on the consolidated financial statements of the Company as of December 31, 2014 and 2013 and for the periods from October 16, 2014 to December 31, 2014, and January 1, 2014 to October 15, 2014 and for the year ended December 31, 2013, is included in the applicable SEC Reports, is an independent registered public accountant as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(j)     Disclosure. The Company is in compliance with its reporting requirements under Section 13 of the Exchange Act. The SEC Reports, when filed with the SEC (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent SEC Report), conformed in all material respects to the requirements of the Exchange Act or the Securities Act, as the case may be, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no unresolved comment letters from the SEC in respect of any SEC Report. Except with respect to the material terms and conditions of the transactions contemplated hereby, and the anticipated use of proceeds from the sale of the Securities, which shall be publicly disclosed by the Company pursuant to the Exchange Act, the Company confirms that neither it nor any person acting on its behalf has provided any Investor with any other information that the Company believes constitutes material, non-public information. The Company understands that the Investors will rely on the foregoing representations in effecting transactions in the securities of the Company.

(k)     Financial Statements. The historical audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Audited Financial Statements”) and the historical unaudited consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016, and September 30, 2016 (collectively, the “Interim Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”), present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in all material respects in conformity with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis for the periods shown (except as otherwise noted in the Financial Statements, including changes resulting from the Company’s adoption of “fresh-start” accounting principles effective as of October 16, 2014, and except in the case of the Interim Financial Statements, as permitted for Quarterly Reports on Form 10-Q, and that such Interim Financial Statements are subject to normal recurring year-end adjustments in the ordinary course of business).

(l)     Investment Company; Passive Foreign Investment Company. The Company is not and, after giving effect to the offer and sale of the Securities will not be an “investment company,” required to register under the Investment Company Act of 1940, as amended. The Company does not believe that it is a “passive foreign investment company” as such term is defined in the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder (the “Code”).

(m)     Title to Real and Personal Property. The Company and each of the Subsidiaries has, and with such exceptions as are described in the SEC Reports or are not material and do not interfere with the intended use to be made of such property by the Company and its Subsidiaries, (i) in the case of owned real property, good and marketable fee title to and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, tangible and intangible, of any nature whatsoever, and (iii) and in the case of all such property that constitutes collateral under the secured loan agreements of Eagle Shipping LLC, as borrower, free and clear in each case of all Security Interests (as defined in the secured loan agreements) or claims, except for Permitted Security Interests (as defined in the secured loan agreements).

(n)     No Labor Disputes; ERISA. To the Company’s knowledge, neither the Company nor any of its Subsidiaries is currently engaged in any unfair labor practice under the National Labor Relations Act. Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding is currently pending (or to the Company’s knowledge, threatened) that arises out of or under any collective bargaining agreements the Company has with its employees, (B) no strike, labor dispute, material work slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its Subsidiaries, and (ii) to the Company’s knowledge, (A) no material union organizing activities are currently taking place concerning the employees of the Company or any of its Subsidiaries, (B) there is no current material violation of any applicable federal, state, local or foreign law relating to the Company’s employment practices, including laws relating to collective bargaining, disability discrimination and reasonable accommodations, immigration, health and safety, discrimination in the hiring, promotion or pay of employees, workers compensation and the collection and payment of withholding and/or payroll taxes and similar taxes, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder (“ERISA”) concerning the employees of the Company or any of its Subsidiaries and (C) the Company and its Subsidiaries are in compliance in all material respects with obligations of the Company and its Subsidiaries, as applicable, under any employment agreement, severance agreement or similar written employment-related agreement that is currently in effect. Except for matters which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, (A) no material liability under Title IV of ERISA or Section 412 of the Code has been incurred during the past six years by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated defined benefit pension plan maintained by the Company, its Subsidiaries or any ERISA Affiliate, (B) no material liability with respect to any withdrawal from any “multiemployer plan” within the meaning of Section 3(37) of ERISA has been or is expected to be incurred by the Company or any its Subsidiaries or any ERISA Affiliate, and (C) the Company and its Subsidiaries have complied, in all material respects, with the terms of each “employee benefit plan” within the meaning of Section 3(3) of ERISA that the Company or its Subsidiaries sponsors or maintains and the requirements under ERISA applicable to each such employee benefit plan.

(o)     Compliance with Environmental Laws. Except to the extent the failure to comply with the following could not reasonably be expected to have a Material Adverse Effect, (i) the operations of the Company and its Subsidiaries comply with all applicable Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of each of the Company and its Subsidiaries and each of the Company and its Subsidiaries is in compliance in all material respects and (ii) neither the Company nor any of its Subsidiaries has received any notice in writing by any Person that it or any of its Subsidiaries or Affiliates is potentially liable for the remedial or other costs with respect to treatment, storage, disposal, release, arrangement for disposal or transportation of any Environmentally Sensitive Material, except for costs incurred in the ordinary course of business with respect to treatment, storage, disposal or transportation of such Environmentally Sensitive Material.

(p)     Taxes. All income and other material tax returns required to be filed by the Company or any of its Subsidiaries have been timely filed, all such tax returns are complete and correct in all material respects, and all taxes and other material assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided. To the Company’s knowledge, (i) there are no pledges, liens, charges, mortgages, encumbrances or security interests of any kind or nature whatsoever with respect to taxes upon any of the assets or properties of either the Company or its Subsidiaries other than with respect to taxes not yet due and payable and (ii) no material deficiencies for any taxes have been proposed or assessed in writing against or with respect to any taxes due by or tax returns of the Company or any of its Subsidiaries, and there is no outstanding audit, assessment, dispute or claim concerning any material tax liability of the Company or any of its Subsidiaries.

(q)     Insurance. The Company and its Subsidiaries maintain for its or their benefit, insurance or a membership in a mutual protection and indemnity association covering its properties, operations, personnel and businesses in such amounts, and of the type, as deemed adequate by the Company; such insurance or membership insures or will insure against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the vessels owned by the Company (each, a Vessel” and collectively, the “Vessels”) and, in the case of insurance or a membership maintained by or for the benefit of the Company and its Subsidiaries, their businesses; any such insurance or membership maintained by or for the benefit of the Company and its Subsidiaries is and will be fully in force; there are no material claims by the Company or any subsidiary under any insurance policy or instrument as to which any insurance company or mutual protection and indemnity association is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries is currently required to make any material payment, or is aware of any facts that would require the Company or any subsidiary to make any material payment, in respect of a call by, or a contribution to, any mutual protection and indemnity association; and neither the Company nor any subsidiary has reason to believe that it will not be able to renew or cause to be renewed for its benefit any such insurance or membership in a mutual protection and indemnity association as and when such insurance or membership expires or is terminated.

(r)     Absence of Changes. Since September 30, 2016, (the “Reference Date”), except for such matters which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, (i) there has not been a partial loss or total loss of the Vessels, whether actual or constructive, that is not otherwise covered by insurance, (ii) no Vessel has been arrested or requisitioned for title or hire and (iii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree. The Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice in all material respects. Without limiting the generality of the foregoing, since the Reference Date, none of the Company and its Subsidiaries has (except as disclosed in the SEC Reports): (i) amended its articles of incorporation, by-laws or other organizational documents; (ii) adopted a plan or agreement of liquidation, dissolution, restructuring, merger, consolidation, recapitalization or other reorganization; (iii) issued any note, bond or other debt security or right to acquire any debt security, incurred or guaranteed any indebtedness or entered into any “keep well” or other agreement to maintain the financial condition of another person or other arrangement having the economic effect of actions any of the foregoing; (iv) entered into or consummated any transaction involving the acquisition (including, by merger, consolidation or acquisition of the business, stock or assets or other business combination) of any Person (other than in the ordinary course of business or any transaction among the Subsidiaries of the Company); (v) changed any of its material accounting policies or practices, except as required as a result of a change in GAAP; or (vi) agreed or committed to do any of the foregoing.

(s)     No Undisclosed Liabilities. The Company and its Subsidiaries do not have any obligation or liability (“Liabilities”) required by GAAP to be recognized on a condensed consolidated statement of financial position of the Company, except (i) as reflected, reserved or disclosed in the Interim Financial Statements (or the notes thereto) included in the SEC Report as of and for the period ended September 30, 2016, (ii) as incurred since the Reference Date in the ordinary course of business or as have been otherwise disclosed in the SEC Reports, (iii) as have been discharged or paid in full in the ordinary course of business since the Reference Date, (iv) as incurred in connection with the transactions contemplated by this Agreement, (v) that are obligations to perform pursuant to the terms of any of material contracts and (vi) as would not constitute a Material Adverse Effect.

(t)     Accounting Controls. Other than as disclosed in the SEC Reports, each of the Company and its Subsidiaries maintains a system of internal accounting controls to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(u)     Disclosure Controls. Other than as disclosed in the SEC Reports, (a) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act); (b) such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; and (c) the Company’s auditors and the Board have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls. As of the date hereof, the Company has no knowledge of any reason that its outside auditors and its Chief Executive Officer and Chief Financial Officer shall not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due. To date, the Company’s auditors have not identified any material weaknesses in internal controls, and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls or in other factors within control of the Company that have materially affected, or are reasonably likely to materially affect, the Company’s internal controls. The Company, its Subsidiaries and their respective officers and directors, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to the Company, its Subsidiaries or such officers and directors, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(v)    Contracts. None of the contracts or agreements (which, for the avoidance of doubt, do not include any filings under Item 601(b)(3) of Regulation S-K under the Securities Act) filed as an exhibit to the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015, or any Quarterly Report on Form 10-Q or Current Report on Form 8-K subsequent thereto, have been terminated, materially amended, modified, supplemented or waived, except as disclosed in the SEC Reports or except as are required to be filed under Item 601 of Regulation S-K under the Securities Act and have terminated in accordance with their terms; neither the Company nor any Subsidiary has sent or received any communication regarding the termination, amendment, modification, supplementation or waiver of, or an intention to terminate, materially amend, modify, supplement or waive, or not to consummate any transaction contemplated by, any such contract or agreement; and no such termination, amendment, modification, supplementation or waiver, or intention to terminate, amend, modify, supplement or waive, or not to consummate any transaction contemplated by, any such contract or agreement has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement.

(w)     No Restrictions on Subsidiaries. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the SEC Reports; all dividends and other distributions declared and payable on the shares of Common Stock of the Company and on the capital stock of each Subsidiary may under the current laws and regulations of the Marshall Islands be paid in United States dollars and freely transferred out of the Marshall Islands; and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of the Marshall Islands and are otherwise free and clear of any withholding or other tax and may be declared and paid without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities in the Marshall Islands.

(x)     Company Acknowledgement of Investor Representation. The Company acknowledges and agrees that no Investor makes, nor has any Investor made, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 6 and 7 and in the Investor Questionnaire.

6.            Representations and Warranties of the Investors. As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, each Investor, severally and not jointly, represents and warrants, as of each of the Signing Date and the Closing Date, as follows:

(a)     Organization. Such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(b)     Authorization. Such Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance with the terms hereof. This Agreement has been, and at or prior to the Closing will have been, duly executed and delivered by such Investor, and constitutes the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c)     No Consents Required. No approval, authorization, consent or order of or filing with any federal, state, local or foreign government or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization, or other non-governmental regulatory authority (including any national securities exchange), is required in connection with the execution, delivery and performance of this Agreement by such Investor or the consummation by such Investor of the transactions contemplated hereby, except for such approvals, authorizations, consents, orders or filings that have been obtained or made and are in full force and effect.

(d)     No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the termination of, or in the creation or imposition of a lien, charge or Encumbrance on any property or assets of such Investor pursuant to) (i) the organizational or other governing documents of such Investor, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Investor is a party or by which such Investor or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including any national securities exchange) or (v) any Court Order applicable to such Investor or any of its properties, except in the case of the foregoing clauses (ii), (iii), (iv) and (v) as would not individually or in the aggregate, materially and adversely affect such Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated herein on a timely basis.

(e)         Financial Capability. The Investor has available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement and has deposited such funds with the Escrow Agent by the Funding Date pursuant to the terms of this Agreement.

(f)          Accredited Investor and Qualified Institutional Buyer.

(i)     Such Investor is acquiring the Securities to be issued under this Agreement to such Investor for its own account, not as nominee or agent, with the present intention of holding such securities for purposes of investment, and not with the view to the public resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the U.S. federal securities laws or any applicable State Securities Laws or “blue sky” laws. Such Investor is purchasing and holding any purchased Securities for its own account and is not party to any co-investment, joint venture, partnership or other understandings or arrangements with any other party relating to the Securities or any other transactions contemplated hereunder.

(ii)     Such Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or, in the case of an Investor that is a non-U.S. Investor, is an entity acting on its own account that in the aggregate owns and invests on a discretionary basis at least $100 million of securities of issuers that are not affiliated with such Investor.

(iii)     Such Investor acknowledges that it has completed the Investor Questionnaire contained in Appendix A and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of each of the Signing Date and the Closing Date. Any information that has been furnished or that will be furnished by such Investor to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(iv)      Such Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company, and has so evaluated the merits and risks of such investment, and understands that it may be required to bear the risks thereof. Such Investor has previously invested in securities similar to the Securities and fully understands the limitations on transfer and restrictions on sales of the Securities. Such Investor represents that it is able to bear the economic risk of its investment in the Securities and is able to afford the complete loss of any such investment.

(v)     Such Investor has conducted its own independent evaluation, made its own analysis and consulted with advisors as it has deemed necessary, prudent, or advisable in order for such Investor to make its own determination and decision to enter into the transactions contemplated by this Agreement and to execute and deliver this Agreement.

(vi)     Such Investor is familiar with the business and financial condition and operations of the Company. Such Investor has adequate information concerning the Company and the Securities to enable it to evaluate the transactions contemplated by this Agreement and to make an informed investment decision concerning the Securities, and such Investor has had the opportunity to discuss such information with a representative of the Company and to obtain and review information reasonably requested by such Investor.

(vii)     Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Investor’s knowledge, any other general solicitation or general advertisement. Neither such Investor nor its Affiliates or any person acting on its or any of their behalf has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Securities.

(g)          Additional Investor Status.

(i)     Such Investor, other than any Non-EEA Investor, is (a) a “qualified investor” as such term is defined in Article 2(1)(e) of Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU) (the “Prospectus Directive”); or (b) investing on its own account, and not on behalf of any other person. A “Non-EEA Investor” means an Investor who is located in a country that is not a European Economic Area country.

(ii)     Any such Investor is a person that: (i) has professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”); (ii) falls within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Financial Promotion Order; (iii) is outside the United Kingdom; or (iv) is a person to which an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the investment may otherwise lawfully be communicated or caused to be communicated.

(h)         No Broker’s Fees. No brokerage or finder’s fees or commissions are or will be payable by such Investor or any of its Affiliates or subsidiaries (if applicable) to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the issuance of the Securities, and such Investor has not taken any action that could cause the Company to be liable for any such fees or commissions. The Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

(i)     Compliance with Law. Such Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which such Investor purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which such Investor is subject or in which the Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(j)     Advisors. Such Investor acknowledges that, prior to entering into this Agreement, it was advised by Persons deemed appropriate by the Investor concerning this Agreement and the transactions contemplated hereunder and conducted its own due diligence investigation and made its own investment decision with respect to this Agreement, the transactions contemplated hereunder and the purchase of the Securities. Such Investor understands that Fearnley has acted solely as the agent of the Company in this private placement of the Securities and that Fearnley makes no representation or warranty with regard to the merits of the transactions contemplated by this Agreement or as to the accuracy of any information the Investor may have received in connection therewith, including any materials prepared by Fearnley in reliance on the Company’s publicly available information. Such Investor acknowledges that it has not relied on any information or advice furnished to it by or on behalf of Fearnley.

(k)     Arm’s Length Transaction. Such Investor is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the transactions contemplated hereby. Additionally, without derogating from or limiting the representations and warranties of the Company, the Investor (A) is not relying on the Company for any legal, tax, investment, accounting or regulatory advice; (B) has consulted with its own advisors concerning such matters; and (C) shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby.

(l)     No Further Reliance. Such Investor acknowledges that it is not relying upon any representation or warranty made by the Company that is not set forth in this Agreement. Such Investor confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (ii) made any representation to such Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. Such Investor confirms that (i) it has conducted a review and analysis of the business, assets, condition, operations and prospects of the Company and its Subsidiaries, and the terms of the Securities, and has access to such financial and other information regarding the Company, in each case that such Investor considers sufficient for purposes of the purchase of the Securities; (ii) at a reasonable time prior to its purchase of the Securities, it had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information necessary to verify any information furnished to such Investor or to which such Investor had access; and (iii) it has not received any offering memorandum or offering document in connection with the offering of the Securities. Such Investor further confirms that it is not relying on any communication (written or oral) of Fearnley, the Company or any of its Affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by Fearnley, the Company or any of its Affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that none of Fearnley, the Company or any of its Affiliates is acting or has acted as an advisor to such Investor in deciding to invest in the Securities. Such Investor acknowledges that none of Fearnley, the Company or any of its Affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining such Investor authority to invest in the Securities. Such Investor acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the Signing Date.

(m)         Private Placement. Such Investor understands and acknowledges that:

(i)     The Securities that it is acquiring under this Agreement are being sold pursuant to an exemption from registration under the Securities Act, including Regulation D promulgated thereunder. The Company may require additional representations from certain Investors in respect of matters under Rule 506(d) of the Securities Act, and such Investor shall provide the requested information to the Company on a timely basis so that the Company may comply with the requirements thereunder.

(ii)     Its representations and warranties contained herein are being relied upon by the Company as a basis for such exemption under the Securities Act and under the securities laws of various other foreign and domestic jurisdictions. Such Investor further understands that, unless it notifies the Company in writing to the contrary at or before the Signing Date or the Closing Date, as the case may be, each of such Investor’s representations and warranties contained in this Agreement will be deemed to have been automatically (and without any further action of the Investor) reaffirmed and confirmed as of the Signing Date or the Closing Date, as applicable, taking into account all information received by the Investor.

(iii)     No U.S. state or federal agency or any other securities regulator of any state or country has passed upon the merits or risks of an investment in the Securities or made any finding or determination as to the fairness of the terms of the offering of the Securities or any recommendation or endorsement thereof.

(iv)     The Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Investor understands that the Company has no obligation, other than as disclosed in the SEC Reports, or intention to register any of the Securities, or, other than as contemplated herein, to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Investor understands that under the SEC’s rules, the Investor may dispose of the Securities principally only in “private placements” that are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Investor. Consequently, the Investor understands that the Investor must bear the economic risks of the investment in the Securities for an indefinite period of time. The Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws. Such Investor understands that that the recordation of the Securities in book-entry form will include a legend substantially in the form indicated in Section 7 (which such Investor has read and understands), and that the Company and its Affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(n)     No ERISA Plans.  Either (a) such Investor is not purchasing or holding Securities (or any interest in Securities) with the assets of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any of the foregoing by reason of such plan’s, account’s or arrangement’s investment in such entity, or (iv) a governmental, church, non-U.S. or other plan that is subject to any similar laws; or (b) the purchase and holding of such Securities by such Investors, throughout the period that it holds such Securities, and the disposition of such Securities or an interest therein will not constitute (x) a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, (y) a breach of fiduciary duty under ERISA or (z) a similar violation under any applicable similar laws.

7.           Additional Agreements.

(a)     Conduct Prior to Closing. From and after the Signing Date until the earlier of the Closing Date and the date on which this Agreement is terminated, the Company covenants and agrees as to itself and its Subsidiaries not to take any action that is intended or would reasonably be expected to result in any condition in Sections 8 and 9 not being satisfied. Each Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing Date which would cause any representation, warranty, or covenant of the Investors contained in this Agreement to be false or incorrect.

(b)     NASDAQ Listing. The Company shall as promptly as practicable after the Signing Date (and prior to the Closing Date) apply to cause the Securities to be issued on the Closing Date to be approved for listing on the NASDAQ Global Select Market, subject to official notice of issuance.

(c)     Proxy Statement; Shareholders’ Meeting; Voting Agreement. (A) The Company agrees (i) to promptly prepare a proxy statement (the “Proxy Statement”) to be sent to the Company’s shareholders in connection with a special meeting of holders of the Company’s Common Stock (the “Special Meeting”), to be held for the purpose of seeking the Shareholder Approval described herein and for such other purposes within the sole discretion of the Company, (ii) to call and hold the Special Meeting no later than the date that is 60 days after the Signing Date, in compliance with applicable law, the Articles of Incorporation, the Company’s by-laws and the NASDAQ Marketplace Rules, provided that if the Company receives notification from the U.S. Securities and Exchange Commission that it will review the Proxy Statement, such date shall be automatically extended by an additional 45 days without the requirement of any action by the Company or the Investors, and provided further that any additional extension of this period under this Section 7(c)(ii) shall require the approval of the Investors purchasing a majority of the Securities and (iii) to use its reasonable best efforts to obtain the Shareholder Approval at the Special Meeting. (B) Each Investor hereby severally agrees with the Company that it shall, and shall cause its Affiliates (including by proxy, if applicable), to vote all shares of Common Stock held by it or its Affiliates and eligible to be voted in accordance with applicable law and the NASDAQ Marketplace Rules in favor of the proposals contemplated by the Shareholder Approval at the Special Meeting. From the Signing Date through the completion of the Special Meeting (or an adjournment thereof), each Investor severally agrees that it shall not, and shall cause each of its Affiliates not to, transfer, sell, gift, pledge or otherwise dispose of its respective shares of Common Stock unless the transferee of such shares of Common Stock agrees in writing prior to any transfer, sale, gift, pledge or other disposition to vote in favor of the proposal contemplated by the Shareholder Approval. Any attempt to transfer shares of Common Stock that does not comply with the provisions of the immediately preceding sentence shall be null and void ab initio.

(d)     Investor Information. Each Investor shall promptly provide the Company such information as the Company may reasonably request in connection with the preparation, filing and distribution of the Proxy Statement. Until the completion of the Special Meeting, each Investor shall promptly correct any information supplied by it for inclusion, or incorporation by reference, in the Proxy Statement if, and to the extent, any such previously provided information shall, at that time, include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e)     Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities for acquisition of dry bulk tonnage and general corporate purposes.

(f)     Existence and Compliance. The Company and each Subsidiary will maintain their respective existence, good standing and qualification to do business where required and comply with all agreements, instruments, judgments, laws, regulations and governmental requirements, applicable to them or to any of their respective properties, business operations and transactions, except for such non-compliance with this Section 7 that could not reasonably be expected to have a Material Adverse Effect, and provided that nothing in this Section 7 shall prevent the merger of a Subsidiary into the Company or another Subsidiary.

(g)     Short Selling Acknowledgement and Agreement. Each Investor understands and acknowledges, severally and not jointly with any other Investor, that the SEC currently takes the position that coverage of Short Sales of securities “against the box” prior to the effective date of a registration statement is a violation of Section 5 of the Securities Act and of Securities Act Compliance Disclosure Interpretation 239.10. Each Investor agrees, severally and not jointly that it will abide by such interpretation and will not engage in any Short Sales that result in the disposition of the Securities acquired hereunder by such Investor until such time as a resale registration statement is declared or deemed effective by the SEC or such Securities are no longer subject to any restrictions on resale. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(h)     Legend. The book-entry account maintained by the transfer agent evidencing ownership of the Securities sold pursuant to this Agreement will bear the following restrictive legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.”

(i)     Side Letters. The Company shall be entitled to enter into side letters or side arrangements in relation to an Investor’s investment in the Company contemplated by this Agreement (collectively, the “Side Letters”). Any Side Letters entered into with any Investor shall be disclosed to all Investors. If the Company enters into any Side Letter with an Investor, subject to the proviso in the next sentence, each Investor may elect to receive the rights and benefits granted under such Side Letter entered into before, on or after the date hereof that has the effect of establishing rights or otherwise benefiting the Investor that is a party thereto in a manner more favorable in any respect than the rights and benefits established in favor of such Investor by this Agreement or any Side Letter. Such election shall be made by the Investor by written notice to the Company within thirty (30) calendar days following the receipt of a copy of such Side Letter. Notwithstanding anything to the contrary contained herein, this Section shall not apply to provisions in any Side Letter dealing with the specific legal, tax or regulatory status of any Investor unless such specific legal, tax or regulatory status also applies to the Investor electing for such provision.

8.           Conditions to Obligations of the Company. The obligations of the Company to sell and issue the Securities being sold and issued by it to any Investor on the Closing Date is subject to the fulfillment on or before the Closing Date of the following conditions, any of which may be waived (in whole or in part) by the Company in its sole discretion:

(a)     Shareholder Approval. Prior to the Closing Date, the Shareholder Approval shall have been obtained.

(b)     No Injunction. As of the Signing Date and the Closing Date, no Governmental Body nor any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated by this Agreement, nor to the Company’s knowledge, shall any such order, injunction, judgment, decree, ruling or assessment be threatened or pending.

(c)     Securities Law Compliance. The offer and sale of the Securities to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(d)     Purchase Price Paid. Such Investor shall have paid the Purchase Price to the Escrow Agent in the amount set forth on Schedule 1 by the Funding Date pursuant to the requirements of this Agreement and the Company shall have received the Purchase Price from the Escrow Agent.

(e)      Covenants and Agreements. Such Investor shall have performed and complied with the covenants and agreements required to be performed or complied with by such Investor hereunder on or prior to the Closing Date.

(f)     Representations and Warranties. The representations and the warranties of such Investor contained in this Agreement shall be true and correct as of the Signing Date and the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

9.           Conditions to Obligations of the Investors. The obligation of each Investor to pay the Company the Purchase Price (and cause the Escrow Agent to release to the Company the Purchase Price) in respect of the Securities to be issued under this Agreement to such Investor in accordance with Schedule 1 is subject to the fulfillment to the reasonable satisfaction of, or, to the extent permitted by law, waiver by, such Investor prior to the Signing Date or the Closing Date, as the case may be, each of the following conditions:

(a)     Shareholder Approval. Prior to the Closing Date, the Shareholder Approval shall have been obtained.

(b)     Covenants and Agreements. The Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it hereunder on or prior to the Signing Date or the Closing Date, as applicable.

(c)     Legal Opinions. On the Closing Date, the Investors shall have received an opinion from Akin Gump Strauss Hauer & Feld LLP substantially in the form of Schedule 2 and an opinion from Seward & Kissel LLP substantially in the form of Schedule 3.

(d)     Officer’s Certificate. The Investors shall have received a certificate, signed by an authorized officer of the Company, certifying to the applicable matters set forth in this Section 9, in a form a substance reasonably satisfactory to the Investors.

(e)     Secretary’s Certificate. The Investors shall have received a customary secretary’s certificate certifying as to (i) the Articles of Incorporation and by-laws, (ii) board resolutions authorizing this Agreement and the documents and transactions contemplated hereby, including the issuance and sale of the Securities to the Investors, and (iii) its incumbent officers authorized to execute such documents to which the Company is a party, setting forth the name and title bearing the signatures of such officers.

(f)     No Injunction. No Governmental Body or any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated by this Agreement, nor to the Company’s knowledge, shall any such order, injunction, judgment, decree, ruling or assessment be threatened or pending.

(g)     No Delisting Notice. Other than as disclosed in the SEC Reports, no additional notice of delisting from The NASDAQ Stock Market LLC shall have been received by the Company respect to its Common Stock.

(h)     Representations and Warranties. The representations and the warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Signing Date and the Closing Date, except with respect to provisions including the terms “material,” “Material Adverse Effect” or words of similar import and except with respect to materiality, as reflected under GAAP, in the representations and warranties contained in Section 5(k) relating to the financial statements, with respect to which such representations and warranties shall be true and correct at and as of the applicable date, with the same effect as though such representations and warranties had been made on and as of such date, except that representations and warranties made as of a specified date need be true and correct only as of that date.

(i)     No Material Adverse Effect. No Material Adverse Effect shall have occurred since the Signing Date and prior to the Closing Date.

10.          Termination.

(a)     Termination and Effects. This Agreement may be terminated on an Investor-by-Investor basis (i) by mutual consent between the Company and such Investor evidenced in writing and (ii) by such Investor or the Company if the Closing does not occur on or before the date that is ten (10) business days following the Company’s Special Meeting, provided that the party seeking to terminate this Agreement pursuant to this Section 10 shall not have breached in any material respects its representations, warranties or covenants set forth in this Agreement. If this Agreement is terminated by either the Company or an Investor pursuant to the provisions of this Section 10, this Agreement with respect to the Company and such Investor shall forthwith become void and there shall be no further obligations on the part of the Company or such Investor or their respective stockholders, directors, officers, employees, agents or representatives, except for the provisions of Section 11, which shall survive any termination of this Agreement; provided, however, that nothing in this Section 10 shall relieve any party from liability for any breach of any representation, warranty, covenant, or agreement under this Agreement prior to such termination or for any willful breach of this Agreement.

(b)     Extension; Waiver. At any time prior to any applicable compliance time (including the termination provisions set forth herein) the Company and any Investor may (a) extend the time for the performance of any of the obligations or other acts of the Company or such Investor, respectively, (b) waive any inaccuracies in the representations and warranties contained herein and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of an Investor to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such Investor and the Company and shall be deemed to modify the terms and conditions of this Agreement as between such Investor and the Company.

11.          Miscellaneous.

(a)     Survival of Obligations. All representations, warranties, covenants, agreements and obligations contained in this Agreement shall survive (i) the acceptance of the Subscriptions by the Company and the Closing and (ii) the death or disability of any of the Investors.

(b)     Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) when delivered by electronic mail (so long as notification of a failure to deliver such electronic mail is not received by the sending party), (iii) if transmitted by facsimile when confirmation of transmission is received by the sending party, (iv) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third business day after mailing or (v) if sent by reputable overnight courier when received; and shall be addressed to each Investor as set forth on its respective signature pages and if to the Company as follows:

If to the Company:	Eagle Bulk Shipping Inc. 300 First Stamford Place, 5th Floor Stamford, Connecticut 06902 Attention: Frank De Costanzo Facsimile: 203 276-8199 Email: fdecostanzo@eagleships.com with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1333 New Hampshire Ave. N.W.

Washington, DC 20036

Attention: Daniel I. Fisher

Facsimile: 202 887-4288

Email: dfisher@akingump.com

and

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor

Houston, TX 77002

Attention: Shar Ahmed

Facsimile: 713-236-0822

Email: sahmed@akingump.com

If to the Investors:	To the address specified on Schedule 1, or at such other address or addresses as may have been furnished to the Company in writing in accordance with this Agreement.

Any party hereto may, from time to time, change its address, facsimile number, e-mail address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

(c)     Execution in Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become binding when one or more counterparts have been signed by and delivered to each of the parties hereto.

(d)     Amendments. Except as contemplated by Section 10(b), this Agreement shall not be amended, modified or supplemented prior to the Closing except by a written instrument signed by all the parties hereto.

(e)     Expenses. The Company shall pay all delivery expenses and stamp, transfer, issue, documentary and similar taxes, assessments and charges levied under the laws of any applicable jurisdiction in connection with the issuance of the Securities and will hold the Investors or other holders thereof harmless, without limitation as to time, against any and all liabilities with respect to all such delivery expenses, taxes, assessments and charges. Each Investor shall be responsible for the fees and expenses, if any, of its advisors and its counsel.

(f)     Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is in writing signed by an authorized representative of such party. The failure or delay of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

(g)     Severability. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

(h)     Assignment; Successors and Assigns. Neither this Agreement nor any of the rights and obligations of any party hereunder may be assigned, delegated or otherwise transferred by such party without the prior written consent of each other party; provided, that any Investor may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its Affiliates or to any transferee of the Securities following the Closing. No such assignment, delegation or other transfer shall relieve the assignor of any of its obligations or liabilities hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

(i)     No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any third Person, other than the parties and their respective successors and assigns permitted by Section 11(h), any right, remedy or claim under or by reason of this Agreement.

(j)     Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without regard to its conflict of laws principles.

(k)     Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Investor may otherwise have to bring any action or proceeding relating to this Agreement against the Company and its subsidiaries or their respective properties in the courts of any jurisdiction or any right that the Company may otherwise have to bring any action or proceeding relating to this Agreement against any Investor or its properties in the courts of any jurisdiction. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in such a court referred to in the first sentence of this Section 11(k) and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

(l)     Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(m)     Public Announcements. No Investor shall make any public announcements or otherwise communicate with the news media with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company. Notwithstanding the forgoing, any Investor may make or cause to be made any press release or similar public announcement or communication as may be required to comply with (i) the requirements of applicable law, including the Exchange Act or (ii) its disclosure obligations or practices with respect to its investors; provided that prior to making any such disclosure under this clause (ii), such Investor shall provide a copy of such proposed disclosure to the Company and shall only publicly make such disclosure with the consent of the Company, which consent shall not be unreasonably withheld or delayed, if the Company has not previously made a public announcement of the transactions contemplated hereby. For the avoidance of doubt, the Company may issue any such press release or make any such announcement as may be required by law or the applicable rules or regulations of the NASDAQ Stock Market LLC, in which case the Company shall notify Fearnley, to the extent reasonably practicable under the circumstances, with reasonable time to review such release or announcement in advance of such issuance.

(n)     Right to Conduct Activities. The Company and each Investor acknowledge that some or all of the Investors are professional investors, and as such invest in numerous portfolio companies, some of which may be competitive with the Company’s business. No Investor shall be liable to the Company or to another Investor for any claim arising out of, or based upon, (i) the investment by the Investor or any Affiliate of the Investor in any entity competitive to the Company or (ii) actions taken by the Investor or any Affiliate of the Investor to assist any such competitive company, whether or not such action was taken as a board member of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company, so long as such Investor or such Affiliate does not use or permit the use of confidential or proprietary information of the Company or of its affiliates.

(o)     Removal of Legend. On and after such date as the Securities held by any Investor or its successors and permitted assigns pursuant to Section 11(h) are eligible for sale under Rule 144 and in connection with any such sale of Securities by an Investor in reliance on Rule 144 under the Securities Act, the applicable Investor or its broker shall deliver to the Company and the transfer agent a customary broker representation letter and a certificate of the Investor providing any information that the Company and the transfer agent deem necessary to determine that the sale of the Securities is made in compliance with Rule 144, including, as may be appropriate, a certification (i) that such Investor is not (and in the preceding three months has not been) an Affiliate of the Company (and a covenant not to consummate such sale if the Purchaser becomes an Affiliate prior to the consummation of such sale unless such sale is registered or another exemption from registration is available), (ii) regarding the length of time the Securities have been held and (iii) and that the Investor is not in possession of material non-public information relating to the Company. Upon receipt of such representation letter and certificate and if the Company determines that the sale may be made pursuant with Rule 144, the Company shall as soon as reasonably practicable cause the removal of such notation of a restrictive legend from the Investor’s book-entry account maintained by the transfer agent in connection with such sale. The Company shall bear all direct costs and expense associated with the removal of a legend pursuant to this Section 11(o) (including, without limitation, reasonable fees of legal counsel in connection with any legal opinion letters required to be issued in connection with such removal), so long as such Investor or its permitted assigns provide to the Company any information the Company deems necessary to determine that the legend is no longer required under the Securities Act or applicable State Securities Laws.

(p)         Entire Agreement. This Agreement, the Appendices, Exhibits and the Schedules and the documents delivered pursuant hereto and thereto constitute the entire agreement and understanding among the parties with respect to the subject matter contained herein or therein, and supersede any and all prior agreements, negotiations, discussions, understandings, term sheets or letters of intent between or among any of the parties with respect to such subject matter.

(q)          Interpretation.

In this Agreement, unless the context clearly indicates otherwise:

(i)     words used in the singular include the plural and words in the plural include the singular;

(ii)     reference to any gender includes the other gender;

(iii)      the word “including” (and with correlative meaning “include”) means “including but not limited to” or “including without limitation”;

(iv)     reference to any Section, Exhibit or Schedule means such Section of, or such Exhibit or Schedule to, this Agreement, as the case may be, and reference in any Section or definition to any clause means such clause of such Section or definition;

(v)     the words “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

(vi)     reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(vii)     reference to any law (including statutes and ordinances) means such law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(viii)     relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”; and

(ix)     the titles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement.

(r)         This Agreement was negotiated by the parties with the benefit of legal representation, and no rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall apply to any construction or interpretation hereof. Subject to Section 11(g), this Agreement shall be interpreted and construed to the maximum extent possible so as to uphold the enforceability of each of the terms and provisions hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Alden AS Legal Name of Entity By:/s/Edwin Austido Name: Edwin Austido Title: CEO Address: Olav V's gate 5, 7th Floor 0120 Oslo Norway

State/Country of Domicile or Formation: Norway

Purchase Price: US$1,498,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 333,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Apollo Asset Ltd Legal Name of Entity By: /s/ Arne H. Predly Name: Arne H. Predly Title: President Address: Tour Odeon 34 Avenue de L’Annonciade 98000 Monaco, MC

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 111,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Archibald Morgan IV Legal Name of Entity By: /s/ Archibald Morgan IV Name: Title: V.P. Head of Technical Address: 150 Southfield Ave. Apt. 2235 Stamford, CT 06902

State/Country of Domicile or Formation: Connecticut

Purchase Price at US$4.50 per share

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 5,556 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Benestad Eiendom AS Legal Name of Entity By:/s/ [illegible] Name: Title: Address: Nedre Storgate 46 3015 Drammen Norway

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 58,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Bjørgvin Vekst I AS

Legal Name of Entity

By: /s/ Arve Bakke/s/ Espen Marcussen

Name: Arve BakkeName: Espen Marcussen

Title: Board MemberTitle: Chairman of the Board

Address:

Dronning Mauds Gate 3

0250 Oslo

Norway

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share: US$1,498,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 333,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Broadbill Partners II, LP

Legal Name of Entity

By: /s/ Jeffrey F. Magee, Jr.

Name: Jeffrey F. Magee, Jr.

Title: Chief Operations Officer

Of: Broadbill Investment Partners LLC

Its: Investment Advisor

Address:

c/o Broadbill Investment Partners LLC

157 Columbus Avenue, Suite 502

New York, NY 10023

State/Country of Domicile or Formation: Delaware

Purchase Price at US$4.50 per share: US$1,512,000.00

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 336,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Black Rhino, LP

Legal Name of Entity

By: /s/ Jeffrey F. Magee, Jr.

Name: Jeffrey F. Magee, Jr.

Title: Chief Operations Officer

Of: Broadbill Investment Partners LLC

Its: Investment Advisor

Address:

c/o Broadbill Investment Partners LLC

157 Columbus Avenue, Suite 502

New York, NY 10023

State/Country of Domicile or Formation: Delaware, USA

Purchase Price at US$4.50 per share:

US$238,500.00

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 53,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Camaca AS Legal Name of Entity By /s/ Horman Flinder, by Peter Haugen, Power of Attoreny Name: Herman Flinder Title: Owner (100%) Address: Post Box 34 Slemdal, Oslo

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share: (US$499,500)

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 111,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Carsten Buch Sivertsen Legal Name of Entity By: /s/ Carsten Buch Sivertsen Name: Carsten Buch Sivertsen Title: Address: Munkedamsveien 69A 0270 Oslo Norway

State/Country of Domicile or Formation: Norway

Purchase Price: US$99,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 22,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Charleston Capital Partners, LLC Legal Name of Entity By: /s/ James E. Thomas Name: James E. Thomas Title: Manager Address: 33 Woods End Road New Canaan, CT 06840

State/Country of Domicile or Formation: Delaware

Purchase Price at US$4.50 per share:

US$999,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 222,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Clear Water Navigation Limited Legal Name of Entity By /s/ Yves Brydeklem Name: Yves Brydeklem Title: Director Address: Ugland House, South Church Street PO Box 309, Georgetown Grand Cayman

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$499,500

 The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 111,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Compass Capital Ltd. Legal Name of Entity By: /s/ Jan R. Naess Name: Jan R. Naess Title: Chairman Address: P.O. Box 2041 Vika N-0125 OSLO Norway

State/Country of Domicile or Formation: ______________________________________

Purchase Price at US$4.50 per share:

US$252,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 56,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By CVI Investments, Inc. By Heights Capital Management its Authorized Agent

Legal Name of Entity

By: /s/ Martin Kobinger

Name: Martin Kobinger

Title: Investment Manager

Address:

c/o Heights Capital Management

101 California St., Suite 3250

San Francisco, CA 94111

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$2,250,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 500,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By DITLEF RASMUSSEN Legal Name of Entity By: /s/ Ditlef Rasmussen Name: Ditlef Rasmussen Title: Address: Bestumveien 71 C 0283 Oslo Norway

State/Country of Domicile or Formation: ______________________________________

Purchase Price at US$4.50 per share:

US$108,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 24,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Energy Debt Strategy Subsidiary, Ltd.

Legal Name of Entity

By: /s/ Nina Baryski

Name: Nina Baryski

Title: VP

Address:

Benefit Street Partners LLC

c/o Energy Debt Strategy Subsidiary, Ltd.,

50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Attn: MiddleOffice

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$3,375,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to750,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Fearnley Securities Inc. Legal Name of Entity By: /s/ John Olav Harr Name: John Olav Harr Title: Chairman Address: 880 Third Avenue, 16th Floor New York, NY 10022 USA

State/Country of Domicile or Formation: New York USA

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 178,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By F.H. Lorentzen AS Legal Name of Entity By: /s/ Randi Olea Frenning Name: Randi Olea Frenning Title: Manager Dadlig Uder Address: Postboks 1506 Vika 0117 Oslo NORWAY

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share:

US$_________________________________________

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 140,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Frank De Costanzo Legal Name of Entity By: /s/ Frank De Costanzo Name: Frank De Costanzo Title: Address: 21 Eastover Road Stamford, CT 06905 USA

State/Country of Domicile or Formation: Connecticut USA

Purchase Price at US$4.50 per share:

US$30,001.50

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 6,667 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Gary Vogel Legal Name of Entity By: /s/ Gary Vogel Name: Gary Vogel Title: Self Address: c/o Eagle Bulk Shipping 300 First Stanford Place Stamford, CT 06902

State/Country of Domicile or Formation: Connecticut USA

Purchase Price at US$4.50 per share:

US$90,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 20,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Paul M. Leand Jr. Legal Name of Entity By /s/ Paul M. Leand, Jr. Name: Paul M. Leand Jr. Title: Chairman Address: 152 Stuyvesent Ave. Rye, NY 10580

State/Country of Domicile or Formation: New York, New York

Purchase Price at US$4.50 per share:

US$90,000

 The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 20,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By GOLDENTREE DISTRESSED FUND 2014 LP

Legal Name of Entity

By: GoldenTree Asset Management, LP

By: /s/ Karen Weber

Name: Karen Weber

Title: Director

Address:

485 Lexington Ave

15th Floor

New York, NY 10017

State/Country of Domicile or Formation: United States

Purchase Price at US$4.50 per share:

US$1,268,775

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 281,950 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By GOLDENTREE DISTRESSED MASTER FUND 2014 LTD

Legal Name of Entity

By: GoldenTree Asset Management, LP

By: /s/ Karen Weber

Name: Karen Weber

Title: Director

Address:

485 Lexington Ave

15th Floor

New York, NY 10017

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$7,889,381

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 1,755,418 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By GOLDENTREE E DISTRESSED DEBT FUND II LP

Legal Name of Entity

By: GoldenTree Asset Management, LP

By: /s/ Karen Weber

Name: Karen Weber

Title: Director

Address:

485 Lexington Ave

15th Floor

New York, NY 10017

State/Country of Domicile or Formation: United States

Purchase Price at US$4.50 per share:

US$32,283

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 7,174 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By GOLDENTREE E DISTRESSED DEBT MASTER FUND II LP

Legal Name of Entity

By: GoldenTree Asset Management, LP

By: /s/ Karen Weber

Name: Karen Weber

Title: Director

Address:

485 Lexington Ave

15th Floor

New York, NY 10017

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$428,967

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 95,326 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By GoldenTree NJ Distressed Fund 2015 LP

Legal Name of Entity

By: GoldenTree Asset Management, LP

By: /s/ Karen Weber

Name: Karen Weber

Title: Director

Address:

485 Lexington Ave

15th Floor

New York, NY 10017

State/Country of Domicile or Formation: United States

Purchase Price at US$4.50 per share:

US$1,620,594

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 360,132 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By GSA QMS Master Fund Limited

Legal Name of Entity

By: /s/ Tim Kuschill

Name: General Counsel and CCO of GSA Capital Partners LLP acting in its capacity as investment manager of GSA QMS Master Fund Limited

Address:

c/o GSA Capital Partners LLP

Stratton House, 5 Stratton Street

London W1J 8LA

UK

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$4,999,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 1,111,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Hadron Master Fund Legal Name of Entity By: /s/ Giuseppe Di Cecie Name: Giuseppe Di Cecie Title: P.M. Address: P.O. Box 309 Ugland House Grand Cayman KY1-1106

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 213,120 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Hadron Master Fund Series II Legal Name of Entity By: /s/ Giuseppe Di Cecie Name: Giuseppe Di Cecie Title: P.M. Address: P.O. Box 309 Ugland House Grand Cayman KY1-1106

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 119,880 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Ironsides Partners LLC Legal Name of Entity By /s/ Robert Knapp Name: Robert Knapp Title: President Address: 100 Summer Street Suite 2705 Boston, MA USA

State/Country of Domicile or Formation: USA

Purchase Price at US$4.50 per share:

US$1,125,000

 The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 250,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By JPR Shipping Beteiligungsgesellschaft 1 mbH Legal Name of Entity By: /s/ Jan-Philipp Rauno Name: Jan-Philipp Rauno Title: MD Address: Zippelhaus 2 D-20457 Hamburg Germany

State/Country of Domicile or Formation: Hamburg, Germany

Purchase Price at US$4.50 per share:

US$31,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 7,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Spesialfonddet KLP Alfa Global Energi Legal Name of Entity By: /s/ Simon Johannessen Name: Simon Johannessen Title: Portfolio Manager Address: Dronning Eufemias Gate 10 0191 Oslo Norway

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share:

US$999,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 222,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By The Mangrove Partners Master Fund, LTD

Legal Name of Entity

By: /s/ Avand Dietman

Name: Avand Dietman

Title: Authorized Person

Address:

c/o Mangrove Partners, its Investment Manager

645 Madison Ave, 14th Floor

NYC, NY 10022

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$9,999,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 2,222,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Michael J. Mitchell Legal Name of Entity By: /s/ Michael J. Mitchell Name: Michael J. Mitchell Title: Address: 23 Larbert Road Southport, CT 06890

State/Country of Domicile or Formation: Connecticut

Purchase Price at US$4.50 per share:

US$45,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 10,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By MJ Fil Investments LLC Legal Name of Entity By: /s/ Daniel Worsh Name: Daniel Worsh Title: Address: 716 Oak St Winnetka, IL 60093

State/Country of Domicile or Formation: Michigan

Purchase Price at US$4.50 per share:

US$33,750

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 7,500 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Serenity Now LLC Legal Name of Entity By: /s/ Daniel Worsh Name: Daniel Worsh Title: Authorized Representative Address: 716 Oak St Winnetka, IL 60093

State/Country of Domicile or Formation: Illinois

Purchase Price at US$4.50 per share:

US$33,750

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________________ shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Option Opportunities Corp. Legal Name of Entity By: /s/ Daniel Worsh Name: Daniel Worsh Title: Authorized Representative Address: 716 Oak St Winnetka, IL 60093

State/Country of Domicile or Formation: Delaware

Purchase Price at US$4.50 per share:

US$81,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________________ shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By NB Distressed Debt Investment Fund Limited

Legal Name of Entity

By: Neuberger Berman Investment Advisers LLC

As: Investment Manager

By: /s/ Ravi Soni

Name: Ravi Soni

Title: SVP

Address:

190 S. LaSalle St., 24th Floor

Chicago, IL 60603

State/Country of Domicile or Formation: Guernscy

Purchase Price at US$4.50 per share:

US$2,749,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 611,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By OCM Opps EB Holdings Ltd.

Legal Name of Entity

By: Oaktree Capital Management,

L.P., its sole director

By: /s/ Kenneth Liang

Name: Kenneth Liang

Title: Managing Director

By: /s/ Mahesh Balkrishnan

      Name: Mahesh Balkrishnan

      Title: Managing Director

Address:

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$34,200,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 7,600,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Ola Rustad AS Legal Name of Entity By: /s/ Ole Dag Rustad Name: Ole Dag Rustad Title: Owner Address: PB 1309 Vika 0112 Oslo Norway

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 56,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Ponderus Securities Legal Name of Entity By: /s/ Peter Edwall Name: Peter Edwall Title: Address: Lilla Bantorget 11 Stockholm 111 23 Sweden

State/Country of Domicile or Formation:

Purchase Price at US$4.50 per share:

US$499,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________________ shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Q Funding III, L.P.

Legal Name of Entity

By: Prufrock Onshore, L.P., as its General Partner

By: J. Alfred Onshore, LLC, its General Partner

By: /s/ Noel Nesser

Name: Noel Nesser

Title: CAO & Treasurer

Address:

301 Commerce Street, Suite 3200

Fort Worth, Texas 76102

State/Country of Domicile or Formation: Texas

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 6,937 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Q4 Funding, L.P.

Legal Name of Entity

By: Star Spangled Sprockets, L.P., as its General Partner

By: Excalibur Domestic, LLC, its General Partner

By: /s/ Noel Nesser

Name: Noel Nesser

Title: CAO & Treasurer

Address:

301 Commerce Street, Suite 3200

Fort Worth, Texas 76102

State/Country of Domicile or Formation: Texas

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 26,287 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Acme Energized, L.P.

Legal Name of Entity

By: Scepter Holdings, Inc., as its General Partner

By: /s/ Noel Nesser

Name: Noel Nesser

Title: CAO & Treasurer

Address:

301 Commerce Street, Suite 3200

Fort Worth, Texas 76102

State/Country of Domicile or Formation: Texas

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 358,792 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By L3, Ltd.

Legal Name of Entity

By: Amalgamated Gadget, L.P., as its Investment Manager

By: Scepter Holdings, Inc., its General Partner

By: /s/ Noel Nesser

Name: Noel Nesser

Title: CAO & Treasurer

Address:

c/o Amalgamated Gadget, L.P.

301 Commerce Street, Suite 3200

Fort Worth, Texas 76102

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 48,649 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By Q5-R5 Trading, Ltd.

Legal Name of Entity

By: Q Global Capital Management, L.P., as its Investment Manager

By: Q Global Advisors, LLC, its General Partner

By: /s/ Noel Nesser

Name: Noel Nesser

Title: CAO & Treasurer

Address:

c/o Q Global Capital Management, L.P.

301 Commerce Street, Suite 3200

Fort Worth, Texas 76102

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 1,781,335 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Silvercoin Industries AS Legal Name of Entity By: /s/ Illegible Name: Title: Address: Tyrihjellveien 27 1639 Gamle Fredrikstad Norway

State/Country of Domicile or Formation: ______________________________________

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 111,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Snorre Erik Øverland Legal Name of Entity By: Name: Title: Address: Bloksbergstien 5 1394 Nesbru Norway

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 44,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Surfside Holding AS Legal Name of Entity By: /s/ Morten Eastrup Name: Morten Eastrup Title: Chairman/Owner Address: PB 1357 VIKA 0113 Oslo Norway

State/Country of Domicile or Formation:

Purchase Price at US$4.50 per share:

US$252,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 56,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Tigerstaden AS Legal Name of Entity By: /s/ Ketil Skorstad Name: Ketil Skorstad Title: Owner Address: Apalvn 6 0371 Oslo Norway

State/Country of Domicile or Formation: Norway

Purchase Price at US$4.50 per share:

US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 111,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Vatne Equity AS Legal Name of Entity By: /s/ Runar Vatne Name: Runar Vatne Title: Address: Postboks 1575 VIKA 0118 Oslo Norway

State/Country of Domicile or Formation:

Purchase Price at US$4.50 per share:

US$1,498,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 333,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:
By Victoria Transport Corporation Legal Name of Entity By: /s/ Charles Fabrikant Name: Charles Fabrikant Title: President Address: 460 Park Avenue, 12th Floor New York, NY 10022

State/Country of Domicile or Formation: Domicile: New York/USA; Formation: Republic of Liberia

Purchase Price at US$4.50 per share:

US$499,500

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 111,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this THIRTEENTH DAY OF DECEMBER, 2016.

INVESTOR:

By AC Maritime Ltd.

Legal Name of Entity

By: /s/ Ernest Scalamantre

Name: Ernest Scalamantre

Title: Director

Address:

DMS House (2nd Floor)

20 Genesis Close, P.O. Box 1344

Grand Cayman KY1-1108

Cayman Islands

State/Country of Domicile or Formation: Cayman Islands

Purchase Price at US$4.50 per share:

US$3,501,000

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 778,000 shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this 13th OF DECEMBER, 2016.

eagle bulk shipping inc.
By:/s/ Frank de Costanzo Name: Frank de Costanzo Title: Chief Financial Officer

SCHEDULE 1

INVESTORS

Investor		Number of Securities to be Acquired	Aggregate Purchase Price to be Paid (based on a price of $4.50 per share of Common Stock)	Address
1.	Alden AS	333,000	1,498,500.00	Olav V's gate 5, 7th Floor, 0161 Oslo Norway
2.	Apollo Asset Ltd.	111,000	499,500.00	Tour Odeon, 34 Avenue De L’Annonciade, 98000 Monaco, MC
3.	Archibald M.S. Morgan IV	5,556	25,002.00	150 Southfield Ave. Apt. 2235 Stamford, CT 06902
4.	Benestad Eiendom AS	58,000	261,000.00	Nedre Storgate 46, 3015 Drammen, Norway
5.	Bjørgvin Vekst I AS	333,000	1,498,500.00	Dronning Mauds Gate 3, 0250 Oslo, Norway
6.	Fearnley Securities Inc.	178,000	801,000.00	880 Third Ave, 16th Floor, New York, NY 10022
7.	Broadbill Partners II, LP	336,000	1,512,000.00	c/o Broadbill Investment Partners LLC 157 Columbus Avenue, Suite 502, New York, NY 10023
8.	Black Rhino, LP	53,000	238,500.00	c/o Broadbill Investment Partners LLC 157 Columbus Avenue, Suite 502, New York, NY 10023
9.	Energy Debt Strategy Subsidiary, Ltd.	750,000	3,375,000.00	Benefit Street Partners LLC, c/o Energy Debt Strategy Subsidiary, Ltd., 50 Kennedy Plaza, 18th Floor, Providence, RI 02903, Attn: MiddleOffice
10.	Camaca AS	111,000	499,500.00	Postbox 34, Slemdal, Oslo, Norway
11.	Carsten Buch Sivertsen	22,000	99,000.00	Munkedamsveien 69A, 0270 Oslo, Norway
12.	Charleston Capital Partners, LLC	222,000	999,000.00	33 Woods End Road, New Canaan, CT 06840
13.	Clearwater Navigation Limited	111,000	499,500.00	Ugland House, South Church Street, PO Box 309, Georgetown Grand Cayman, Cayman Islands KY1-1104
14.	Compass Capital Ltd.	56,000	252,000.00	P.O. Box 2042 Vika, N-0125 Oslo, Norway
15.	Ditlef Rasmussen	24,000	108,000.00	Bestumveien 71 C, 0283 Oslo, Norway
16.	F.H. Lorentzen AS	140,000	630,000.00	Postboks 1506 Vika, 0117 Oslo, Norway
17.	Frank De Costanzo	6,667	30,001.50	21 Eastover Road, Stamford, CT 06905
18.	Gary Vogel	20,000	90,000.00	c/o Eagle Bulk Shipping 300 First Stamford Place, Stamford, CT 06902
19.	Goldentree Distressed Master Fund 2014 Ltd	1,755,418	7,899,381.00	485 Lexington Ave, 15th Floor, New York, NY 10017
20.	Goldentree Distressed Fund 2014 LP	281,950	1,268,775.00	485 Lexington Ave, 15th Floor, New York, NY 10017
21.	Goldentree NJ Distressed Fund 2015 LP	360,132	1,620,594.00	485 Lexington Ave, 15th Floor, New York, NY 10017
22.	Goldentree E Distressed Debt Fund II LP	7,174	32,283.00	485 Lexington Ave, 15th Floor, New York, NY 10017
23.	Goldentree E Distressed Debt Master Fund II LP	95,326	428,967.00	485 Lexington Ave, 15th Floor, New York, NY 10017
24.	GSA QMS Master Fund Limited	1,111,000	4,999,500.00	c/o GSA Capital Partners LLP, Stratton House 5 Stratton St., London W1J 8LA, UK
25.	Hadron Master Fund	213,120	959,040.00	P.O Box 309 Ugland House, Grand Cayman KY1-1104, Cayman Islands
26.	Hadron Master Fund Series II	119,880	539,460.00	P.O Box 309 Ugland House, Grand Cayman KY1-1104, Cayman Islands
27.	Ironside Partners LLC	250,000	1,125,000.00	100 Summer Street, Suite 2705, Boston, USA
28.	JPR Shipping Beteiligungsgesellschaft 1 mbH	7,000	31,500.00	Zippelhaus 2, D-20457 Hamburg, Germany
29.	Spesialfondet KLP Alfa Global Energi	222,000	999,000.00	Dronning Eufemias Gate 10, PB 400, Sentrum, 0103 Oslo, Norway

Sch. 1-1

30.	The Mangrove Partners Master Fund, Ltd.	2,222,000	9,999,000.00	c/o Mangrove Partners, 645 Madison Ave, 14th Floor, New York, NY 10022
31.	Michael J. Mitchell	10,000	45,000.00	23 Larbert Road, Southport, CT 06890
32.	NB Distressed Debt Investment Fund Limited (By: Neuberger Berman Investment Advisers LLC, as investment manager	611,000	2,749,500.00	190 South LaSalle Street, 24th Floor Chicago, IL 60603
33.	OCM Opps EB Holdings, Ltd.	7,600,000	34,200,000.00	333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, USA
34.	Ola Rustad AS	56,000	252,000.00	PB 1309 Vika, 0112 Oslo, Norway
35.	Paul M. Leand, Jr.	20,000	90,000.00	152 Stuyvesant Avenue, Rye, NY 10580, USA
36.	Ponderus Securities	111,000	499,500.00	Lilla Bantorget 11, Stockholm 111 23, Sweden
37.	Q Funding III, L.P.	6,937	31,216.50	301 Commerce Street, Suite 3200 Fort Worth, TX 76102
38.	Q4 Funding, L.P.	26,287	118,291.50	301 Commerce Street, Suite 3200 Fort Worth, TX 76102
39.	Acme Energized, L.P.	358,792	1,614,564.00	301 Commerce Street, Suite 3200 Fort Worth, TX 76102
40.	L3, Ltd.	48,649	218,920.50	c/o Amalgamated Gadget, L.P. 301 Commerce Street, Suite 3200 Fort Worth, TX 76102
41.	Q5-R5 Trading, Ltd.	1,781,335	8,016,007.50	c/o Q Global Capital Management, L.P. 301 Commerce Street, Suite 3200 Fort Worth, TX 76102
42.	Silvercoin Industries AS	111,000	499,500.00	Tyrihjellveien 27, 1639 Gamle Fredrikstad, Norway
43.	Snorre Erik Øverland	44,000	198,000.00	Bloksbergstien 5, 1394 Nesbru, Norway
44.	Surfside Holding AS	56,000	252,000.00	PB 1357 Vika, 0113 Oslo, Norway
45.	CVI Investments, Inc.	500,000	2,250,000.00	c/o Heights Capital Management, 101 California St., Suite 3250, San Francisco, CA 94111
46.	Tigerstaden AS	111,000	499,500.00	Apalvn 6, 0371 Oslo, Norway
47.	Vatne Equity AS	333,000	1,498,500.00	Postboks 1575 Vika, 0118 Oslo, Norway
48.	Victoria Transport Corporation	111,000	499,500.00	460 Park Avenue, 12th Floor, New York, NY 10022
49.	MJ Fil Investments LLC	7,500	33,750.00	716 Oak Street, Winnetka, IL 60093
50.	Serenity Now LLC	7,500	33,750.00	716 Oak Street, Winnetka, IL 60093
51.	Option Opportunities Corp.	18,000	81,000.00	716 Oak Street, Winnetka, IL 60093
52.	AC Maritime Ltd.	778,000	3,501,000	DMS House (2nd Floor), 20 Genesis Close, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands
	TOTAL	22,222,223	$100,000,003.50

Sch. 1-2

SCHEDULE 2

FORM OF OPINION OF AKIN GUMP STRAUSS HAUER & FELD LLP

1.

Assuming, without independent investigation, (a) the accuracy of the representations and warranties of the Company set forth in the Agreement and in the Reviewed Documents; (b) the accuracy of the representations and warranties of each of the Investors set forth in the Agreement; (c) the due performance by the Company and each of the Investors of their respective covenants and agreements set forth in the Agreement; (d) the timely filing of all notices required to be filed with any federal agency subsequent to the date hereof in order to secure exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”); (e) that the Company and any person acting on its behalf have complied and will comply with the limitations on manner of offering and sale set forth in Rule 502(c) promulgated under the Securities Act with respect to all offers and sales of the Securities; (f) that none of the persons described in Rule 506(d)(1) under the Securities Act, are subject to any conviction, order, judgment, decree, bar, suspension, expulsion or similar event that would result in disqualification from use of Rule 506 pursuant to Rule 506(d) or would require disclosure under Rule 506(e); (g) the offer and sale of the Securities will not be integrated with the offer or sale of any other securities of the Company under the Securities Act; and (h) that neither the Company nor any other person or entity will, after the offer, issue, sale and delivery of the Securities, take or omit to take any action that would cause such offer, issue, sale or delivery not to constitute an exempted transaction under the Securities Act, the offer, issue, sale and delivery of the Securities by the Company to the Investors in the manner contemplated by the Agreement do not require registration under the Securities Act, it being expressly understood that we express no opinion as to any subsequent offer or resale of any of the Securities.

2.

The Company is not, and immediately after the closing of the transactions contemplated by the Agreement, the Company will not be, an “investment company” required to register under the Investment Company Act of 1940, as amended.

SCHEDULE 3

FORM OF OPINION OF SEWARD & KISSEL LLP

1.

The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Republic of the Marshall Islands based solely upon a certificate of good standing dated           , 2017 issued by the Registrar of Corporations of the Republic of the Marshall Islands.

2.

The Company has the corporate power and authority to execute and deliver the Purchase Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Securities as contemplated by the Agreement, and the Agreement has been duly executed and delivered by the Company.

3.

When issued and paid for as contemplated in the Agreement, the Common Stock will be validly issued and fully paid and non-assessable, and the issue of the Securities will not be subject to preemptive or similar rights.

4.

The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement, the issuance and sale of the Common Stock and the consummation of the transactions contemplated by the Agreement do not and will not violate or conflict with any provision of (i) applicable Marshall Islands law, rule or regulation, or, to our knowledge, any order of any court or governmental agency or body in the Republic of the Marshall Islands having jurisdiction over the Company or (ii) the Articles of Incorporation or by-laws of the Company.

5.

No consent, approval, authorization or order of, or qualification with, any governmental body or agency of the Republic of the Marshall Islands is required for the performance by the Company of its obligations under the Agreement.

APPENDIX A

INVESTOR QUESTIONNAIRE

Name of investor:

State or jurisdiction of residence:

With respect to a potential investment in Eagle Bulk Shipping Inc., a corporation organized under the laws of the Republic of Marshall Islands (the “Company”), the undersigned represents and warrants that he/she/it qualifies as an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), because (please check the box that applies):

☐

He/she is a natural person whose individual net worth, or joint net worth with his/her spouse, at the time of his/her purchase of securities of the Company, exceeds $1,000,000, excluding the value of his/her primary residence; or

☐

He/she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or had a joint income with his/her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

☐	He/she is a director, executive officer or general partner of the Company or a director, executive officer or general partner of a general partner of the Company; or

☐

It is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the securities of the Company being offered in this offering, with total assets in excess of $5,000,000; or

☐	It is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

☐	It is a “bank” as defined in Section 3(a)(2) of the Act; or

☐	It is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; or

☐	It is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

☐	It is an “insurance company” as defined in Section 2(a)(13) of the Act; or

☐	It is an investment company registered under the Investment Company Act of 1940; or

☐	It is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

☐	It is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958; or

☐

It is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

☐

It is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is one of the following:

☐	A bank;

☐	A savings and loan association;

☐	An insurance company; or

☐	A registered investment adviser; or

☐	It is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000; or

☐

It is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors; or

☐

It is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Company in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

☐	It is an entity in which all of the equity owners are accredited investors.

Date:

PARTNERSHIP, CORPORATION, TRUST OR OTHER ENTITY INVESTORS:

Print Name of Partnership, Corporation, Trust or Other Entity

By:
Signature of Authorized Representative

Print Name of Authorized Representative

Title of Authorized Representative

Signature Page to Investor Questionnaire